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                                                                   EXHIBIT 10.20


                      INTEREP NATIONAL RADIO SALES, INC.
                      ----------------------------------

                           NON-QUALIFIED STOCK OPTION
                           --------------------------


          For valuable consideration, receipt of which is hereby acknowledged, INTEREP NATIONAL RADIO SALES, INC., a New York corporation (the "Company"), hereby grants to Marc G. Guild, who resides at 45 Ellison Avenue, Bronxville, New York 10708 (the "Optionee"), a non-qualified stock option ("Option"), subject to the terms and conditions hereof, to purchase from the Company an aggregate of 5,000 shares of the Common Stock of the Company, par value $.04 per share (the "Common Stock"), at the price of $57.9082 per share (the "Option Price"), such option to be exercisable as set forth below on or before the day (the "Termination Date") preceding the tenth anniversary of the date hereof. The Company shall give the Optionee written notice of his rights under this Option on a date no earlier than twelve months prior to, and no later than 6 months prior to, the Termination Date.

          Subject to the provisions of this Option, this Option may be exercised by written notice (the "Notice") to the Company stating the number of shares of Common Stock with respect to which it is being exercised. The Notice shall be accompanied by the Optionee's payment in full of the Option Price for each of the shares to be purchased by the Optionee, such payment to be made by (a) certified or bank cashier's check payable to the order of the Company or (b) any other means acceptable to the Company.

          As soon as practicable after receipt of the Notice and payment, and subject to the next paragraph, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 100 Park Avenue, New York, New York 10017, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) at the election of the Company, by certified mail addressed to the Optionee at (i) the Optionee's address shown in the records of the Company or (ii) the address specified for the Optionee in the first paragraph above.

          The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding tax obligations.

          The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any applicable laws or regulations relating to the authorization, issuance or sale of securities.

          The issuance of the shares of Common Stock subject hereto and issuable upon the exercise of this Option and the transfer or resale of such shares shall be subject to such

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restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

          If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered or unpaid shares will be terminated by the Company.

          During the Optionee's lifetime, this Option shall be exercisable only by the Optionee (except as otherwise provided below), and neither this Option nor any right hereunder shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided below), or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, this Option shall terminate and become null and void.

          In the event of the Optionee's death prior to the Termination Date, this Option may be exercised after the date of the Optionee's death by the Optionee's estate or beneficiaries, but in no event may this Option be exercised later than the Termination Date. All rights with respect to this Option, including the right to exercise it, shall pass in the following order: (a) to such person(s) as the Optionee may designate in a writing duly delivered to the Company (in the form available from the Company for such purpose), or in the absence of such a designation, then (b) to the Optionee's estate (the Option to be exercised by the legal representative).

          In the event of any change in the number of shares of outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or consolidation, or any other event changing the number of shares of Common Stock outstanding without receipt of consideration by the Company, the number of shares of Common Stock covered by this Option and the Option Price thereof shall automatically be adjusted proportionately. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments as may be deemed equitable by the Board of Directors, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors may authorize the assumption of this Option or the substitution of a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Rvenue Code applies. The judgment of the Board of Directors with respect to any matter refereed to in this paragraph shall be conclusive and binding upon the Optionee and any parties validly claiming through the Optionee.

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          Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

          Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 100 Park Avenue, New York, New York 10017, c/o the Company's Secretary, and shall become effective when received by the Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address specified in the first paragraph above. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

          This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States of America, shall be governed by and construed in accordance with the laws of the State of New York.

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          This Option shall be wholly void and of no effect after the
Termination Date.

          IN WITNESS WHEREOF, INTEREP NATIONAL RADIO SALES, INC. has caused this Option to be executed by its officers, thereunto duly authorized, as of the 1st day of January, 1991.


                         INTEREP NATIONAL RADIO SALES, INC.


                         By: /s/ Les Goldberg
                            -------------------------------
                            Name:
                            Title:


ATTEST:


  /s/ John Rykala
-------------------------
     John Rykala
     Assistant Secretary


AGREED TO AND ACKNOWLEDGED as of
this 1st day of January,
1991, by:


  /s/ Marc Guild
-------------------------
Optionee

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